                                                                    Exhibit 10.2

                               AMENDMENT NO. 6 TO
                           REVOLVING CREDIT AGREEMENT


     THIS AMENDMENT ("Amendment"), dated as of September 30, 1997, is by and among CITYSCAPE CORP. (The "Borrower"), CITYSCAPE FINANCIAL CORP. (the "Guarantor"), CORESTATES BANK, N.A. ("CoreStates") and HARRIS TRUST AND SAVINGS BANK ("Harris"), (CoreStates and Harris are referred to individually as a "Bank" and collectively as the "Banks"), and CORESTATES BANK, N.A. as Agent for the Banks (the "Agent").

                                   BACKGROUND

     A. The Borrower, the Guarantor, the Banks and certain other lenders (as discussed below) are parties to that certain Revolving Credit, Security and Term Loan Agreement dated June 30, 1995, as amended by Amendments Nos. 1,2,3,4 and 5 to Revolving Credit Agreement dated August 31, 1995, September 27, 1996, April 25, 1997, April 30, 1997 and June 30, 1997 respectively (as the same has been, is hereby and may hereafter be amended from time to time, the "Agreement").

     B. NBD BANK ("NBD") and Fleet Bank, N.A. ("Fleet") are currently parties to the Agreement. The Agreement and the Commitments of the Banks, NBD and Fleet expire on September 30, 1997. The Loan Parties have requested that the Banks agree to continue the Agreement and extend their respective Commitments until October 31, 1997.

     C. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Agreement.

     NOW, THEREFORE, the foregoing Background Section being incorporated by reference, the parties hereto agree as follows:

     Section 1. Amendments to the Agreement. The Agreement is hereby amended as follows:

     (a)          Amendment to Section 1.01 (Definitions).

           (1) The definition of Expiration Date contained in section 1.01 of the Agreement is amended by deleting the reference to September 30, 1997 therein and replacing it with "October 31, 1997".
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                                    Exhibit 10.2


            (2)   The Definition of "Revolving Credit Commitment" contained in
      Section 1.01 of the Agreement is amended by deleting the reference to "Seventy-Two Million Dollars" and replacing it with "Fifty-Five Million Dollars".

            (3) The definition of Majority Banks is amended by deleting the reference to 66 2/3% contained therein and replacing it with "100%".

      (b) Amendment to Section 2.01(A). Section 2.01(A) shall be amended by deleting the reference to Seventy-Five Million Dollars ($75,000,000) contained therein and replacing it with "Fifty-Five Million Dollars ($55,000,000)" and by deleting the table contained in such Section and replacing it with the following:


                                    Revolving         Percentage
                  Total              Credit            of Total
               Commitment           Commitment        Commitment
               ----------           ----------        ----------
CoreStates     $40,000,000          $40,000,000         73.00%
Harris         $15,000,000          $15,000,000         27.00%
               -----------          -----------        -------
TOTAL          $55,000,000          $55,000,000        100.00



      Section 2. Amended and Restated Notes. As evidence of the change in the Commitments, the Borrower shall execute and deliver to the Banks, the Amended and Restated Notes in the forms attached hereto as exhibits "A and B".

      Section 3. Representations of the Loan Parties. The Loan Parties represent and warrant that no default or Event of Default exists under the Agreement and that all other terms, conditions and/or covenants contained in the Agreement are ratified and confirmed. Except as amended hereby, the Agreement continues in full force and effect in accordance with its terms.

      Section 4. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be identical and all of which, when taken together, shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.

      Section 5. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.


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        Section 6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the Commonwealth of Pennsylvania.

                              Exhibit 10.2

        Section 7. Corporate Action, etc. The Borrower and the Guarantor have each taken all corporate action necessary to authorize the execution, delivery and performance of this Amendment. This Amendment is a valid and legally binding obligation of the Borrower and of Guarantor enforceable in accordance with its terms. The Borrower hereby ratifies and reaffirms the representations and warranties contained in the Agreement as being true and correct as of the date hereof.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date set forth above.

CORESTATES BANK, N.A.                           CITYSCAPE CORP.

By: /s/ Andrew Tauber                           By: /s/ Robert C. Patent
---------------------------------               -------------------------------
Its: Vice President                             Its: Executive Vice President


HARRIS TRUST AND SAVINGS BANK                  CORESTATES BANK, N.A., as Agent

By: /s/ Michael A. Houlihan                     By: /s/ Andrew Tauber
---------------------------------               -------------------------------
Its: Vice President                             Its: Vice President

                           CONSENT OF GUARANTOR

        Cityscape Financial Corp., Guarantor, hereby consents to the foregoing Amendment and acknowledges and reaffirms its obligations as set forth in the Guarantee.


                                                CITYSCAPE FINANCIAL CORP.

                                                By: /s/ Robert C. Patent
                                                ------------------------------
                                                Its: Executive Vice President